Stockholders' Equity And Dividend Restrictions	12 Months Ended
Dec. 31, 2011
Stockholders' Equity And Dividend Restrictions[Abstract]
Stockholders' Equity And Dividend Restrictions

(16) Stockholders' Equity and Dividend Restrictions

On January 23, 2009, the U.S. Treasury Department (the "Treasury") purchased $6.5 million of the Company's senior preferred stock as part of the US Treasury's Capital Purchase Program. While the preferred shares are outstanding, the Company will pay the Treasury a five percent dividend on the senior preferred shares for the first five years following the investment, and a nine percent dividend thereafter. On January 19, 2012, the Company's Board of Directors adopted certain resolutions at the request of the Federal Reserve Bank of Atlanta (the "Federal Reserve"). One resolution provides that the Company may not, without prior Federal Reserve approval, declare or pay dividends including the payment of dividends on our outstanding Series A and Series B preferred stock. As a result, in the fourth quarter of 2011, we ceased accruing and paying dividends. The Treasury also received warrants to purchase an additional $325,700 of the Company's senior preferred stock at an exercise price of $0.01. The Treasury exercised these warrants on January 23, 2009. The senior preferred shares issued upon exercise of the warrants pay dividends at an annual rate of nine percent. While the senior preferred shares are outstanding, the Company must comply with restrictions on executive compensation and limitations on dividends and stock repurchases. The Company can repay the Treasury under the conditions established in the purchase agreements, and the Treasury can sell their investment to third parties.

The Company is limited in the amount of dividends it may pay by the amount of dividends the Bank may pay to the Holding Company. The Bank is limited in the amount of cash dividends that may be paid by Florida law. The amount of cash dividends that may be paid is based on the Bank's net earnings of the current year combined with the Bank's retained earnings of the preceding two years, as defined by state banking regulations. However, for any dividend declaration, the Bank must consider additional factors such as the amount of current period net earnings, liquidity, asset quality, capital adequacy and economic conditions. It is likely that these factors would further limit the amount of dividends which the Bank could declare. In addition, bank regulators have the authority to prohibit banks from paying dividends if they deem such payment to be an unsafe or unsound practice.